                                                                    Exhibit 99.2

                        Education Funding Capital Trust-I
                            Statements to Noteholders
                                February 28, 2003
                               (per Section 11.04)


Payments on each Series of Notes during the month ended:       February 28, 2003

                                                                                                         Carryover
                                                           Principal                Interest             Interest
                                                      --------------------    -------------------   -------------------
 Series 2002A-1                                                        -              387,000.00                    -
 Series 2002A-2                                                        -                       -                    -
 Series 2002A-3                                                        -                       -                    -
 Series 2002A-4                                                        -                       -                    -
 Series 2002A-5                                                        -               70,233.33                    -
 Series 2002A-6                                                        -               68,786.67                    -
 Series 2002A-7                                                        -               78,026.67                    -
 Series 2002A-8                                                        -               91,000.00                    -
 Series 2002A-9                                                        -               89,180.00                    -
 Series 2002A-10                                                       -               87,966.67                    -
 Series 2002A-11                                                       -              100,706.66                    -
 Series 2002A-12                                                       -               80,686.67                    -
 Series 2002A-13                                                       -               89,726.00                    -
 Series 2002B-1                                                        -               39,316.67                    -
 Series 2002B-2                                                        -               42,808.89                    -
                                                      --------------------    -------------------   -------------------
                                                                       -            1,225,438.23                    -
                                                      ====================    ===================   ===================

Information on Each Series of Notes as of:                     February 28, 2003

                                                           Outstanding              Auction              Carryover
                                                            Principal                Rate                 Interest
                                                      --------------------    -------------------   -------------------
 Series 2002A-1                                             75,000,000.00                  1.40%                    -
 Series 2002A-2                                             75,000,000.00                  2.93%                    -
 Series 2002A-3                                             75,000,000.00                  2.86%                    -
 Series 2002A-4                                             67,800,000.00                  3.25%                    -
 Series 2002A-5                                             64,500,000.00                  1.32%                    -
 Series 2002A-6                                             66,000,000.00                  1.34%                    -
 Series 2002A-7                                             66,000,000.00                  1.35%                    -
 Series 2002A-8                                             78,000,000.00                  1.35%                    -
 Series 2002A-9                                             78,000,000.00                  1.36%                    -
 Series 2002A-10                                            78,000,000.00                  1.40%                    -
 Series 2002A-11                                            78,000,000.00                  1.28%                    -
 Series 2002A-12                                            78,000,000.00                  1.33%                    -
 Series 2002A-13                                            78,000,000.00                  1.33%                    -
 Series 2002B-1                                             33,700,000.00                  1.50%                    -
 Series 2002B-2                                             32,000,000.00                  1.55%                    -
                                                      --------------------                          -------------------
                                                         1,023,000,000.00                                           -
                                                      ====================                          ===================

                        Education Funding Capital Trust-I
                            Statements to Noteholders
                                February 28, 2003
                               (per Section 11.04)

Value of the Trust Estate as of:                                                                  February 28, 2003
 Principal Balance of Financed Student Loans                                                         957,643,960.67
 Accrued Interest on Financed Student Loans                                                            6,604,079.71
 Cash and Investment Balance                                                                          38,263,926.32
 Accrued Interest on Cash and Investments                                                                 35,213.31
                                                                                                 -------------------
                                                                                                   1,002,547,180.01
                                                                                                 ===================

 Accrued Interest and Fees with respect to the Notes                                                   2,098,971.59
                                                                                                 ===================

 Parity Percentage                                                                                           97.80%
                                                                                                 ===================
 Senior Parity Percentage                                                                                   104.51%
                                                                                                 ===================

Rollforward of Indenture Funds during month ended:                                                February 28, 2003

                                                        Acquisition              Reserve            Capitalized
                                                            Fund                   Fund            Interest Fund
                                                     --------------------   ------------------   -------------------
 Beginning Balance                                             28,563.08         5,115,000.00         21,950,000.00
   Withdrawals                                                (28,563.08)                   -                     -
   Deposits                                                                                 -                     -
                                                     --------------------   ------------------   -------------------
 Ending Balance                                                        -         5,115,000.00         21,950,000.00
                                                     ====================   ==================   ===================

Amounts allocated during month ended:                                                             February 28, 2003
 Servicing fees                                                                                                   -
 Administration fee                                                                                               -
 Auction agent fee                                                                                         6,575.17
 Broker dealer fee                                                                                       164,379.20
 Calculation agent fee                                                                                            -
 Trustee fee                                                                                                      -
                                                                                                 -------------------
                                                                                                         170,954.37
                                                                                                 ===================

Activity on Financed Student Loans during month ended:                                            February 28, 2003
 Recoveries of Principal                                                                               5,411,378.18
                                                                                                 ===================
 Recoveries of Interest                                                                                3,168,427.49
                                                                                                 ===================
 Acquisitions of Financed Student Loans                                                                           -
                                                                                                 ===================
 Sales of Financed Student Loans                                                                                  -
                                                                                                 ===================
 Initial federal reimbursement claims                                                                    190,764.00
                                                                                                 ===================
 Rejected federal reimbursement claims                                                                            -
                                                                                                 ===================

                        Education Funding Capital Trust-I
                            Statements to Noteholders
                              Portfolio Statistics
                                February 28, 2003
                               (per Section 11.04)

                                                Number of           Outstanding Balance
                                                               -----------------------------
                                                Borrowers         Dollars        Percentage        ABI
                                             --------------    -------------   -------------   ----------
Portfolio Breakdown:
  In-School                                               0                0            0.00%           0
  Grace                                                   0                0            0.00%           0

                                             --------------    -------------   -------------
     Total Interim                                        0                0            0.00%           0
                                             --------------    -------------   -------------

Repayment - Current                                  27,047      697,685,630           72.85%      25,795
Repayment - Delinquent                                3,400       92,465,097            9.66%      27,196
Forbearance                                           1,674       60,668,372            6.34%      36,242
Deferment                                             3,163      106,824,861           11.15%      33,773

                                             --------------    -------------   -------------
     Total Repayment                                 35,284      957,643,961          100.00%      27,141
                                             --------------    -------------   -------------

       Total Portfolio                               35,284      957,643,961          100.00%      27,141
                                             ==============    =============   =============

Breakdown of Delinquent:
  11 - 30 days                                        1,192       30,823,998           33.34%      25,859
  31 - 60 days                                          822       22,143,140           23.95%      26,938
  61 - 90 days                                          535       15,639,798           16.91%      29,233
  91 - 120 days                                         220        6,271,662            6.78%      28,508
  121 - 150 days                                        314        9,135,023            9.88%      29,092
  151 - 180 days                                        142        3,681,325            3.98%      25,925
  181 - 210 days                                        128        3,555,087            3.84%      27,774
  211 - 240 days                                         10          196,970            0.21%      19,697
  241 - 270 days                                         10          287,171            0.31%      28,717
  Over 270 days                                          20          550,361            0.60%      27,518
  Claim Filed                                             7          180,560            0.20%      25,794

                                             --------------    -------------   -------------
     Total Delinquent                                 3,400       92,465,097          100.00%      27,196
                                             ==============    =============   =============

Loan Type:
  Stafford                                                0                0            0.00%           0
  PLUS                                                    0                0            0.00%           0
  Consolidation                                      35,284      957,643,961          100.00%      27,141
  CEL - Guaranteed                                        0                0            0.00%           0
  CEL - Self Guaranteed                                   0                0            0.00%           0

                                             --------------    -------------   -------------
     Total                                           35,284      957,643,961          100.00%      27,141
                                             ==============    =============   =============

CEL: Consumer Education Loans (non-federally guaranteed loans)

Portfolio Total

                                           Number of                 Outstanding Balance
                                                            --------------------------------------
                                           Borrowers             Dollars             Percentage             ABI
                                       -----------------    -----------------    -----------------   -----------------
Portfolio Breakdown:
  In-School                                           0                    0                0.00%                   0
  Grace                                               0                    0                0.00%                   0

                                       -----------------    -----------------    ---------------
    Total Interim                                     0                    0                0.00%                   0
                                       -----------------    -----------------    ---------------

  Repayment - Current                            27,047          697,685,630               72.85%              25,795
  Repayment - Delinquent                          3,400           92,465,097                9.66%              27,196
  Forbearance                                     1,674           60,668,372                6.34%              36,242
  Deferment                                       3,163          106,824,861               11.15%              33,773

                                       -----------------    -----------------    ---------------
    Total Repayment                              35,284          957,643,961              100.00%              27,141
                                       -----------------    -----------------    ---------------

      Total Portfolio                            35,284          957,643,961              100.00%              27,141
                                       =================    =================    ===============

Breakdown of Delinquent:
  11 - 30 days                                    1,192           30,823,998               33.34%              25,859
  31 - 60 days                                      822           22,143,140               23.95%              26,938
  61 - 90 days                                      535           15,639,798               16.91%              29,233
  91 - 120 days                                     220            6,271,662                6.78%              28,508
  121 - 150 days                                    314            9,135,023                9.88%              29,092
  151 - 180 days                                    142            3,681,325                3.98%              25,925
  181 - 210 days                                    128            3,555,087                3.84%              27,774
  211 - 240 days                                     10              196,970                0.21%              19,697
  241 - 270 days                                     10              287,171                0.31%              28,717
  Over 270 days                                      20              550,361                0.60%              27,518
  Claim Filed                                         7              180,560                0.20%              25,794

                                       -----------------    -----------------    ---------------
    Total Delinquent                              3,400           92,465,097              100.00%              27,196
                                       =================    =================    ===============

Loan Type:
  Stafford                                            0                    0                0.00%                   0
  PLUS                                                0                    0                0.00%                   0
  Consolidation                                  35,284          957,643,961              100.00%              27,141
  CEL - Guaranteed                                    0                    0                0.00%                   0
  CEL - Self Guaranteed                               0                    0                0.00%                   0

                                       -----------------    -----------------    ---------------
    Total                                        35,284          957,643,961              100.00%              27,141
                                       =================    =================    ===============

GLHEC
Total LID #833938                          Number of                 Outstanding Balance
                                                            --------------------------------------
                                           Borrowers             Dollars             Percentage             ABI
                                       -----------------    -----------------    -----------------   -----------------
Portfolio Breakdown:
  In-School                                           0                    0                0.00%                   0
  Grace                                               0                    0                0.00%                   0

                                       -----------------    -----------------    ---------------
    Total Interim                                     0                    0                0.00%                   0
                                       -----------------    -----------------    ---------------

  Repayment - Current                            27,047          697,685,630               72.85%              25,795
  Repayment - Delinquent                          3,400           92,465,097                9.66%              27,196
  Forbearance                                     1,674           60,668,372                6.34%              36,242
  Deferment                                       3,163          106,824,861               11.15%              33,773

                                       -----------------    -----------------    ---------------
    Total Repayment                              35,284          957,643,961              100.00%              27,141
                                       -----------------    -----------------    ---------------

      Total Portfolio                            35,284          957,643,961              100.00%              27,141
                                       =================    =================    ===============

Breakdown of Delinquent:
  11 - 30 days                                    1,192           30,823,998               33.34%              25,859
  31 - 60 days                                      822           22,143,140               23.95%              26,938
  61 - 90 days                                      535           15,639,798               16.91%              29,233
  91 - 120 days                                     220            6,271,662                6.78%              28,508
  121 - 150 days                                    314            9,135,023                9.88%              29,092
  151 - 180 days                                    142            3,681,325                3.98%              25,925
  181 - 210 days                                    128            3,555,087                3.84%              27,774
  211 - 240 days                                     10              196,970                0.21%              19,697
  241 - 270 days                                     10              287,171                0.31%              28,717
  Over 270 days                                      20              550,361                0.60%              27,518
  Claim Filed                                         7              180,560                0.20%              25,794

                                       -----------------    -----------------    ---------------
    Total Delinquent                              3,400           92,465,097              100.00%              27,196
                                       =================    =================    ===============

Loan Type:
  Stafford                                            0                    0                0.00%                   0
  PLUS                                                0                    0                0.00%                   0
  Consolidation                                  35,284          957,643,961              100.00%              27,141
  CEL - Guaranteed                                    0                    0                0.00%                   0
  CEL - Self Guaranteed                               0                    0                0.00%                   0

                                       -----------------    -----------------    ---------------
    Total                                        35,284          957,643,961              100.00%              27,141
                                       =================    =================    ===============

GLHEC
LID #873938                                Number of                 Outstanding Balance
                                                            --------------------------------------
                                           Borrowers             Dollars             Percentage             ABI
                                       -----------------    -----------------    -----------------   -----------------
Portfolio Breakdown:
  In-School                                           0                    0                0.00%                   0
  Grace                                               0                    0                0.00%                   0

                                       -----------------    -----------------   ----------------
    Total Interim                                     0                    0                0.00%                   0
                                       -----------------    -----------------   ----------------

  Repayment - Current                             7,265          201,546,543               74.19%              27,742
  Repayment - Delinquent                            735           20,685,452                7.61%              28,143
  Forbearance                                       480           18,248,136                6.72%              38,017
  Deferment                                         862           31,170,367               11.47%              36,161

                                       -----------------    -----------------   ----------------
    Total Repayment                               9,342          271,650,499              100.00%              29,078
                                       -----------------    -----------------   ----------------

    Total Portfolio                               9,342          271,650,499              100.00%              29,078
                                       =================    =================   ================

Breakdown of Delinquent:
  11 - 30 days                                      265            7,420,038               35.87%              28,000
  31 - 60 days                                      219            5,995,463               28.98%              27,377
  61 - 90 days                                      104            3,147,478               15.22%              30,264
  91 - 120 days                                      46            1,138,779                5.51%              24,756
  121 - 150 days                                     30            1,111,029                5.37%              37,034
  151 - 180 days                                     13              392,737                1.90%              30,211
  181 - 210 days                                     14              321,247                1.55%              22,946
  211 - 240 days                                      8              159,839                0.77%              19,980
  241 - 270 days                                      9              267,921                1.30%              29,769
  Over 270 days                                      20              550,361                2.66%              27,518
  Claim Filed                                         7              180,560                0.87%              25,794

                                       -----------------    -----------------   ----------------
    Total Delinquent                                735           20,685,452              100.00%              28,143
                                       =================    =================   ================

Loan Type:
  Stafford                                            0                    0                0.00%                   0
  PLUS                                                0                    0                0.00%                   0
  Consolidation                                   9,342          271,650,499              100.00%              29,078
  CEL - Guaranteed                                    0                    0                0.00%                   0
  CEL - Self Guaranteed                               0                    0                0.00%                   0

                                       -----------------    -----------------   ----------------
    Total                                         9,342          271,650,499              100.00%              29,078
                                       =================    =================   ================

GLHEC
LID #874938                                Number of                 Outstanding Balance
                                                            --------------------------------------
                                           Borrowers             Dollars             Percentage             ABI
                                       -----------------    -----------------    -----------------   -----------------
Portfolio Breakdown:
  In-School                                           0                    0                0.00%                   0
  Grace                                               0                    0                0.00%                   0

                                       -----------------    -----------------   ----------------
    Total Interim                                     0                    0                0.00%                   0
                                       -----------------    -----------------   ----------------
  Repayment - Current                             9,964          141,827,741               80.02%              14,234
  Repayment - Delinquent                          1,157           16,465,776                9.29%              14,231
  Forbearance                                       330            4,953,758                2.80%              15,011
  Deferment                                         975           13,984,955                7.89%              14,344

                                       -----------------    -----------------   ----------------
    Total Repayment                              12,426          177,232,230              100.00%              14,263
                                       -----------------    -----------------   ----------------

      Total Portfolio                            12,426          177,232,230              100.00%              14,263
                                       =================    =================   ================

Breakdown of Delinquent:
  11 - 30 days                                      420            6,118,580               37.16%              14,568
  31 - 60 days                                      265            3,788,305               23.01%              14,295
  61 - 90 days                                      177            2,588,783               15.72%              14,626
  91 - 120 days                                      69              987,636                6.00%              14,314
  121 - 150 days                                    112            1,578,833                9.59%              14,097
  151 - 180 days                                     68              726,367                4.41%              10,682
  181 - 210 days                                     46              677,272                4.11%              14,723
  211 - 240 days                                      0                    0                0.00%                   0
  241 - 270 days                                      0                    0                0.00%                   0
  Over 270 days                                       0                    0                0.00%                   0
  Claim Filed                                         0                    0                0.00%                   0

                                       -----------------    -----------------   ----------------
    Total Delinquent                              1,157           16,465,776              100.00%              14,231
                                       =================    =================   ================

Loan Type:
  Stafford                                            0                    0                0.00%                   0
  PLUS                                                0                    0                0.00%                   0
  Consolidation                                  12,426          177,232,230              100.00%              14,263
  CEL - Guaranteed                                    0                    0                0.00%                   0
  CEL - Self Guaranteed                               0                    0                0.00%                   0

                                       -----------------    -----------------   ----------------
    Total                                        12,426          177,232,230              100.00%              14,263
                                       =================    =================   ================
GLHEC
LID #875938                                Number of                 Outstanding Balance
                                                            --------------------------------------
                                           Borrowers             Dollars             Percentage             ABI
                                       -----------------    -----------------    -----------------   -----------------
Portfolio Breakdown:
  In-School                                           0                    0                0.00%                   0
  Grace                                               0                    0                0.00%                   0

                                       -----------------    -----------------    ---------------
    Total Interim                                     0                    0                0.00%                   0
                                       -----------------    -----------------    ---------------

  Repayment - Current                             7,914          223,314,381               72.53%              28,218
  Repayment - Delinquent                          1,228           36,455,958               11.84%              29,687
  Forbearance                                       634           19,859,154                6.45%              31,324
  Deferment                                         944           28,260,315                9.18%              29,937

                                       -----------------    -----------------    ---------------
    Total Repayment                              10,720          307,889,809              100.00%              28,721
                                       -----------------    -----------------    ---------------

      Total Portfolio                            10,720          307,889,809              100.00%              28,721
                                       =================    =================    ===============

Breakdown of Delinquent:
  11 - 30 days                                      441           12,947,237               35.51%              29,359
  31 - 60 days                                      268            7,931,647               21.76%              29,596
  61 - 90 days                                      197            5,912,651               16.22%              30,013
  91 - 120 days                                      79            2,382,789                6.54%              30,162
  121 - 150 days                                    138            3,997,705               10.97%              28,969
  151 - 180 days                                     45            1,434,258                3.93%              31,872
  181 - 210 days                                     60            1,849,671                5.07%              30,828
  211 - 240 days                                      0                    0                0.00%                   0
  241 - 270 days                                      0                    0                0.00%                   0
  Over 270 days                                       0                    0                0.00%                   0
  Claim Filed                                         0                    0                0.00%                   0

                                       -----------------    -----------------    ---------------
    Total Delinquent                              1,228           36,455,958              100.00%              29,687
                                       =================    =================    ===============

Loan Type:
  Stafford                                            0                    0                0.00%                   0
  PLUS                                                0                    0                0.00%                   0
  Consolidation                                  10,720          307,889,809              100.00%              28,721
  CEL - Guaranteed                                    0                    0                0.00%                   0
  CEL - Self Guaranteed                               0                    0                0.00%                   0

                                       -----------------    -----------------    ---------------
    Total                                        10,720          307,889,809              100.00%              28,721
                                       =================    =================    ===============

GLHEC
LID #876938                                Number of                 Outstanding Balance
                                                            --------------------------------------
                                           Borrowers             Dollars             Percentage             ABI
                                       -----------------    -----------------    -----------------   -----------------
Portfolio Breakdown:
  In-School                                           0                    0                0.00%                   0
  Grace                                               0                    0                0.00%                   0

                                       -----------------    -----------------    ---------------
    Total Interim                                     0                    0                0.00%                   0
                                       -----------------    -----------------    ---------------

  Repayment - Current                             1,904          130,996,965               65.21%              68,801
  Repayment - Delinquent                            280           18,857,911                9.39%              67,350
  Forbearance                                       230           17,607,324                8.77%              76,554
  Deferment                                         382           33,409,223               16.63%              87,459

                                       -----------------    -----------------    ---------------
    Total Repayment                               2,796          200,871,423              100.00%              71,842
                                       -----------------    -----------------    ---------------

      Total Portfolio                             2,796          200,871,423              100.00%              71,842
                                       =================    =================    ===============

Breakdown of Delinquent:
  11 - 30 days                                       66            4,338,143               23.00%              65,729
  31 - 60 days                                       70            4,427,726               23.48%              63,253
  61 - 90 days                                       57            3,990,885               21.16%              70,016
  91 - 120 days                                      26            1,762,459                9.35%              67,787
  121 - 150 days                                     34            2,447,456               12.98%              71,984
  151 - 180 days                                     16            1,127,964                5.98%              70,498
  181 - 210 days                                      8              706,897                3.75%              88,362
  211 - 240 days                                      2               37,131                0.20%              18,565
  241 - 270 days                                      1               19,251                0.10%              19,251
  Over 270 days                                       0                    0                0.00%                   0
  Claim Filed                                         0                    0                0.00%                   0

                                       -----------------    -----------------    ---------------
    Total Delinquent                                280           18,857,911              100.00%              67,350
                                       =================    =================    ===============

Loan Type:
  Stafford                                            0                    0                0.00%                   0
  PLUS                                                0                    0                0.00%                   0
  Consolidation                                   2,796          200,871,423              100.00%              71,842
  CEL - Guaranteed                                    0                    0                0.00%                   0
  CEL - Self Guaranteed                               0                    0                0.00%                   0

                                       -----------------    -----------------    ---------------
    Total                                         2,796          200,871,423              100.00%              71,842
                                       =================    =================    ===============